Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	Income Taxes
Domestic and foreign components of our loss before income taxes from continuing operations were as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
Domestic	$(126,830)	$(489,913)	$(38,068)
Foreign	(4,799)	(3,130)	378
Loss before income tax	$(131,629)	$(493,043)	$(37,690)
The components of the income tax provision (benefit) were as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
Current:
Federal	$(64)	$79	$—
State	(662)	427	17
Foreign	1,431	1,866	170
Total current provision	$705	$2,372	$187
Deferred:
Federal	$(17,103)	$(99,328)	$—
State	(1,829)	(9,689)	—
Foreign	(2,144)	(2,035)	(816)
Total deferred benefit	(21,076)	(111,052)	(816)
Income tax benefit	$(20,371)	$(108,680)	$(629)
A reconciliation of the statutory tax rate to the effective income tax rate for the periods presented was as follows (in thousands):

	Successor				Predecessor
	Year Ended December 31, 2023		Period from January 27, 2022 through December 31, 2022		Period from January 1, 2022 through January 26, 2022
	Amount	%	Amount	%	Amount	%
Income tax (benefit) provision at statutory tax rate	$(27,642)	21.0%	$(103,539)	21.0%	$(7,915)	21.0%
State tax, net of federal	(1,718)	1.3%	(5,470)	1.1%	15	—
Non-Controlling interests	5,865	(4.5)%	19,626	(4.0)%	—	—
Effect of flow-through entity	—	—	—	—	7,994	(21.2)%
Changes in unrecognized tax benefits	2,320	(1.8)%	(1,749)	0.4%	—	—
Foreign income taxes at different statutory rate	(93)	0.1%	(49)	—	18	—
Investment in partnership basis adjustments	(17,627)	13.4%	(22,677)	4.6%	—	—
Stock-based compensation	3,408	(2.6)%	2,858	(0.6)%	—	—
Change in valuation allowance	19,521	(14.8)%	917	(0.2)%	—	—
Other	(4,405)	3.4%	1,403	(0.3)%	(741)	1.9%
Effective income tax rate	$(20,371)	15.5%	$(108,680)	22.0%	$(629)	1.7%
The aggregate amount of gross unrecognized tax benefits related to uncertain tax positions were as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
Balance at the beginning of the period	$593	$—	$—
Increases (decreases) based on tax positions related to prior periods	(46)	221	—
Increases based on tax positions related to current periods	1,303	372	—
Balance at the end of the period	$1,850	$593	$—
Interest and penalties related to our unrecognized tax benefits are recorded as components of the provision for income taxes. Interest or penalties accrued for the years ended December 31, 2023 (Successor) and 2022 (Successor) were not material.
Due to our full valuation allowance, the total amount of unrecognized benefits that, if recognized, would favorably affect the effective tax by $0.2 million (net of Federal benefit) at December 31, 2023 (Successor).
We are not currently under examination in any jurisdiction. It is reasonably possible that, within the next twelve months, statutes of limitation will expire which could have the effect of reducing the balance of unrecognized tax benefits by an immaterial amount.
The earliest tax years that remain subject to examination in the major tax jurisdictions in which we operate were as follows:

Tax year
United States	2020
California	2019
Netherlands	2017
The components of the deferred income taxes were as follows (in thousands):

	Successor
	December 31, 2023	December 31, 2022
Deferred tax assets:
Net Operating Loss and Capital Loss Carryforwards	$6,362	$2,184
Tax credits	4,289	1,110
Interest expense	3,234	1,196
Investment in partnerships	8,950	—
Other	231	303
Total deferred tax assets	23,066	4,793
Valuation allowance	(22,658)	(1,087)
Total net deferred tax assets	$408	$3,706

Deferred tax liabilities:
Investment in partnerships	$—	$(22,471)
Intangibles	(8,243)	(10,450)
Other	(472)	(171)
Total deferred tax liabilities	$(8,715)	$(33,092)

Net deferred tax liabilities	$(8,307)	$(29,386)
As of December 31, 2023 (Successor), we had a full valuation allowance on our U.S. federal and state net deferred tax assets as it was more likely than not that those deferred tax assets would not be realized.
As of December 31, 2023 (Successor), we had U.S. federal net operating loss carryovers (“NOLs”) of $22.7 million that may be used indefinitely and various state NOLs that will expire at different times. Uncertainties that may affect the utilization of our tax attributes include future operating results, tax law changes, rulings by taxing authorities regarding whether certain transactions are taxable or deductible and expiration of carryforward periods.
We had an ownership change and as a result certain federal and state NOLs were limited pursuant to Section 382 of the Internal Revenue Code (the “Code”). This limitation has been accounted for in calculating our available NOL carryforwards.
The change in the valuation allowance was comprised of the following (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
Balance at the beginning of the period	$1,087	$170	$170
Increases in valuation allowance recorded through earnings	19,521	917	—
Increases in valuation allowance not recorded through earnings	2,050	—	—
Balance at the end of the period	$22,658	$1,087	$170
Tax Receivable Agreement
Pursuant to our election under Section 754 of the Code, we expect to obtain an increase in our share of the tax basis in the net assets of S1 Holdco when LLC Interests are redeemed or exchanged by the other members of S1 Holdco. We intend to treat any redemptions and exchanges of LLC Interests as direct purchases of LLC Interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that would otherwise be paid in the future to various tax authorities.
On January 27, 2022, we entered into a Tax Receivable Agreement with certain of the then-existing members of S1 Holdco that provides for the payment by us of 85% of the amount of any tax benefits that are actually realized, or in some cases are deemed to realize, as a result of (i) increases in our share of the tax basis in the net assets of S1 Holdco resulting from any redemptions or exchanges of LLC Interests, (ii) tax basis increases attributable to payments made under the Tax Receivable Agreement, and (iii) deductions attributable to imputed interest pursuant to the Tax Receivable Agreement (“TRA Payments”). We expect to benefit from the remaining 15% of any tax benefits that we may actually realize.
We acquired an aggregate of 0.2 million and 0.3 million LLC Interests in connection with the redemption of LLC Interests in the year ended December 31, 2023 (Successor) and the period ended December 31, 2022 (Successor), respectively, which resulted in an increase in the tax basis of our investment in S1 Holdco subject to the provisions of the Tax Receivable Agreement. We have recognized a total liability in the amount of $0.8 million for the TRA Payments due to the redeeming members, representing 85% of the aggregate tax benefits we expect to realize from the tax basis increases related to the redemption of LLC Interests, after concluding it was probable that such TRA Payments would be paid based on estimates of future taxable income. During the year ended December 31, 2023 (Successor), inclusive of interest, no payments were made to the parties to the Tax Receivable Agreement. The total amount of TRA Payments due under the Tax Receivable Agreement, was $0.8 million and $1.0 million as of December 31, 2023 (Successor) and December 31, 2022 (Successor), respectively. The TRA Liability is classified within other long term liabilities on the consolidated balance sheet.